The Wilmington Large Cap Growth Portfolio
                     The Wilmington Large Cap Core Portfolio
                     The Wilmington Small Cap Core Portfolio
               The Wilmington International Multi-Manager Portfolio
                     The Wilmington Large Cap Value Portfolio
                      The Wilmington Mid Cap Value Portfolio
                     The Wilmington Small Cap Value Portfolio

                                of WT Mutual Fund

                               Institutional Shares

Supplement Dated December 30, 2002 To Prospectus Dated November 1, 2002

The information in this Supplement regarding the Wilmington
International Multi-Manager Portfolio ("International Portfolio") updates the corresponding information in, and should be read in conjunction with, the Institutional Shares Prospectus of the Wilmington Funds - Equity Portfolios of WT Mutual Fund (the "Fund") dated November 1, 2002 (the "Prospectus").

With respect to the International Multi-Manager Series, the Board of Trustees recently voted to (1) terminate the Sub-Advisory Agreement with Deutsche Asset Management, Inc. (the "Former Sub-Adviser") and
(2) appoint Goldman Sachs Asset Management ("GSAM") to serve as a new Sub-Adviser.

As of January 02, 2003, GSAM will provide sub-advisory services to the International Multi-Manager Series pursuant to an Interim Sub-Advisory Agreement. Shareholders will be asked to consider approval of a new agreement under substantially similar terms and conditions as the Interim Sub-Advisory Agreement at a meeting to be held in early 2003.

As a result of this change, the Prospectus is hereby amended as follows: all references to the Former Sub-Adviser on page 21 under "FEES AND EXPENSES," pages 27 and 28 under "PRINCIPAL INVESTMENT STRATEGIES," page 40 under "INVESTMENT ADVISER," and pages 43 and 44 under "SUB-ADVISERS" are deleted and the following information about GSAM is substituted in the appropriate sections.

	Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co., a New York limited partnership, is located at 32 Old Slip, New York, New York 10005. The firm is a global investment banking and securities firm that provides a wide range of financial services worldwide to a substantial and diversified client base.

Goldman's Quantitative Equity Team is led by Bob Jones, CIO and Managing Director of Goldman's Quantitative Equity Group in New York. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Len Ioffe, Senior Portfolio Manager.

Goldman's Structured International strategy seeks to achieve consistent relative outperformance. The team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 250-400 securities on behalf of the International Multi-Manager Series.



         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE